UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On July 29, 2025, MicroStrategy Incorporated® d/b/a Strategy™ (“Strategy” or the “Company”) completed an initial public offering (the “Offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”), of 28,011,111 shares of a new class of its capital stock titled “Variable Rate Series A Perpetual Stretch Preferred Stock” (the “STRC Stock”). The gross proceeds from the Offering was approximately $2.521 billion. In connection with this issuance of STRC Stock, Strategy filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware designating an aggregate of 28,011,111 shares of, and establishing the terms of, the STRC Stock.

The STRC Stock accumulates cumulative dividends (“regular dividends”) at a variable rate (as described below) per annum on the stated amount of $100 per share (the “stated amount”) thereof. Regular dividends will be payable when, as and if declared by Strategy’s board of directors (“Board”) or any duly authorized committee thereof, out of funds legally available for their payment, monthly in arrears on the last calendar day of each calendar month, beginning on August 31, 2025. The initial monthly regular dividend rate per annum is 9.00%. However, Strategy has the right, in its sole and absolute discretion, to adjust the monthly regular dividend rate per annum applicable to subsequent regular dividend periods. Strategy’s right to adjust the monthly regular dividend rate per annum is subject to certain restrictions. For example, Strategy is not permitted to reduce the monthly regular dividend rate per annum that will apply to any regular dividend period (i) by more than the following amount from the monthly regular dividend rate per annum applicable to the prior regular dividend period: the sum of (1) 25 basis points; and (2) the excess, if any, of (x) the one-month term SOFR rate on the first business day of such prior regular dividend period, over (y) the minimum of the one-month term SOFR rates that occur on the business days during the period from, and including, the first business day of such prior regular dividend period to, and including, the last business day of such prior regular dividend period; or (ii) to a rate per annum that is less than the one-month term SOFR rate in effect on the business day before Strategy provides notice of the next monthly regular dividend rate per annum. In addition, Strategy is not entitled to elect to reduce the monthly regular dividend rate per annum unless all accumulated regular dividends, if any, on the STRC Stock then outstanding for all prior completed regular dividend periods, if any, have been paid in full. Strategy’s current intention (which is subject to change in Strategy’s sole and absolute discretion) is to adjust the monthly regular dividend rate per annum in such manner as Strategy believes will maintain the STRC Stock’s trading price at or close to its stated amount of $100 per share. Declared regular dividends on the STRC Stock will be payable solely in cash. In the event that any accumulated regular dividend on the STRC Stock is not paid on the applicable regular dividend payment date, then additional regular dividends (“compounded dividends”) will accumulate on the amount of such unpaid regular dividend, compounded monthly on each subsequent regular dividend payment date at the monthly regular dividend rate per annum applicable to the relevant regular dividend period, from, and including, the calendar day after such regular dividend payment date to, and including, the date the same, including all compounded dividends thereon, is paid in full.

The STRC Stock has a par value of $0.001 per share and initially has a liquidation preference of $100 per share, subject to adjustment as set forth below (the “Liquidation Preference”). The STRC Stock ranks senior to Strategy’s class A common stock, $0.001 par value per share (the “Class A Common Stock”), class B common stock, $0.001 par value per share (the “Class B Common Stock”), 8.00% Series A Perpetual Strike Preferred Stock (the “STRK Stock”) and 10.00% Series A Perpetual Stride Preferred Stock (the “STRD Stock”), with respect to the payment of dividends and the distribution of assets upon Strategy’s liquidation, dissolution or winding up. If Strategy liquidates, dissolves or winds up, whether voluntarily or involuntarily, then the holders of STRC Stock will be entitled to receive payment for the Liquidation Preference of, and all accumulated and unpaid Regular Dividends and any compounded dividends on, their shares of STRC Stock out of Strategy’s assets or funds legally available for distribution to its stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, holders of the Class A Common Stock, Class B Common Stock, STRK Stock, STRD Stock or other junior stock. The STRC Stock is junior to Strategy’s 10.00% Series A Perpetual Strife Preferred Stock (the “STRF Stock”, and together with STRK Stock and STRD Stock, the “Preferred Stock”) and Strategy’s existing and future indebtedness, structurally junior to the liabilities of Strategy’s subsidiaries and subject to the rights and preferences of any other class or series of preferred stock then outstanding.

The Liquidation Preference of the STRC Stock is initially $100 per share. Effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of STRC Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the Liquidation Preference per share of STRC Stock will be adjusted to be the greatest of (i) the stated amount per share of STRC

Stock; (ii) in the case of any business day with respect to which Strategy has, on such business day or on any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of STRC Stock, an amount equal to the last reported sale price per share of STRC Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of STRC Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Strategy has the right, at its election, to redeem all, or any whole number of shares, of the outstanding STRC Stock, at any time, and from time to time, on a redemption date on or after the first date on which the STRC Stock is listed on any of The Nasdaq Global Market, The Nasdaq Global Select Market or The New York Stock Exchange (or any of their respective successors), at a cash redemption price per share of STRC Stock to be redeemed equal to $101 (or such higher amount as may be chosen in Strategy’s sole discretion, it being understood that such higher amount (or the formula to determine such higher amount) will be announced by prior public notice and/or set forth in the applicable relevant notice of redemption), plus accumulated and unpaid regular dividends, if any, thereon to, and including the redemption date. However, Strategy may not redeem less than all of the outstanding STRC Stock unless at least $250.0 million aggregate stated amount of STRC Stock is outstanding and not called for redemption as of the time Strategy provides the related redemption notice. Strategy also has the right, at its election, to redeem all, but not less than all, of the STRC Stock, at any time, for cash if the total number of shares of all STRC Stock then outstanding is less than 25% of the total number of shares of STRC Stock originally issued in the offering and in any future offering, taken together (a “clean-up redemption”). In addition, Strategy has the right to redeem all, but not less than all, of the STRC Stock if certain tax events occur (a “tax redemption”). The redemption price for any STRC Stock to be redeemed pursuant to a clean-up redemption or a tax redemption will be a cash amount equal to the liquidation preference of the STRC Stock to be redeemed as of the business day before the date on which Strategy provides the related redemption notice, plus accumulated and unpaid regular dividends, to, and including, the redemption date.

If an event that constitutes a “Fundamental Change” under the Certificate of Designations governing the STRC Stock occurs, then, subject to certain limitations, holders of the STRC Stock will have the right to require Strategy to repurchase some or all of their shares of STRC Stock at a cash repurchase price equal to the stated amount of the STRC Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, and including, the Fundamental Change repurchase date.

The STRC Stock has voting rights with respect to certain amendments to Strategy’s certificate of incorporation or the Certificate of Designations, certain business combination transactions and certain other matters. However, holders of STRC Stock will not be entitled to vote with holders of Class A Common Stock on matters on which holders of Class A Common Stock are entitled to vote.

The above description of the Certificate of Designations and the terms of the STRC Stock is a summary and is not complete. A copy of the Certificate of Designations and the form of the certificate representing the STRC Stock are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Certificate of Designations and the STRC Stock set forth in such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

The information set forth above in this Current Report under Item 3.03 is incorporated by reference into this Item 5.03.

Additionally, to comply with certain technical requirements under the Delaware General Corporation Law (the “DGCL”), on July 25, 2025, the Company filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) Certificates of Increase for each series of the Company’s Preferred Stock. These Certificates of Increase memorialize the authorization previously granted by the Board to increase the number of shares of each Preferred Stock available to be issued under each of the at-the-market offering programs for the Preferred Stock as follows:

•	with respect to STRK Stock, from 7,300,000 shares to 269,800,000 shares, which increase was authorized by the Board on March 9, 2025;

•	with respect to STRF Stock, from 8,500,000 shares to 33,200,000 shares, which increase was authorized by the Board on May 21, 2025; and

•	with respect to STRD Stock, from 11,764,700 shares to 61,175,700 shares, which increase was authorized by the Board on July 6, 2025.

Item 8.01	Other Events.

On July 29, 2025, Strategy issued a press release relating to the closing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Neither this Current Report on Form 8-K nor the press release filed hereto constitute an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and the press release attached hereto about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the estimated net proceeds of the offering, the terms of the securities being offered, and the Company’s intentions with respect to adjusting the STRC Stock monthly regular dividend rate per annum. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the uncertainties related to the satisfaction of closing conditions for the sale of the securities being offered, the other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 5, 2025, the factors discussed under the header “Risk Factor Updates” in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2025, and the risks described in other filings that the Company may make with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K and the press release attached hereto speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations relating to the STRC Stock.

3.2	Certificate of Increase for STRK Stock.

3.3	Certificate of Increase for STRF Stock.

3.4	Certificate of Increase for STRD Stock.

4.1	Form of certificate representing the STRC Stock (included as Exhibit A to Exhibit 3.1).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1	Press Release of MicroStrategy Incorporated, dated July 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel